UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2026

XAI Octagon Floating Rate & Alternative Income Trust

(Exact name of registrant as specified in its charter)

Delaware	811-23247	82-235867
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

321 North Clark Street, Suite 2430, Chicago, Illinois	60654
(Address of principal executive offices)	(Zip Code)

Registrants telephone number, including area code (312) 374-6930

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest	XFLT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

8.01	Other Events

The Board of Trustees of XAI Octagon Floating Rate & Alternative Income Trust (the “Trust”), including the Trustees who are not “interested persons” (as defined in Section 2(a)(19) of the Investment Company Act of 1940) of the Trust (the “Independent Trustees”), has unanimously approved, subject to approval by shareholders, Rockford Tower Asset Management, L.L.C. (“King Street Sub-Adviser”), which is an affiliate of King Street Capital Management, L.P. (“King Street”), to serve as investment sub-adviser for the Trust pursuant to a new investment sub-advisory agreement (the “King Street Sub-Advisory Agreement”) among the Trust, XA Investments LLC (“XA Investments” or the “Adviser”) and the King Street Sub-Adviser.

King Street is a leading global alternative asset manager founded in 1995 that manages more than $30 billion. King Street has over $12 billion of assets under management across 19 U.S. CLOs and nine European CLOs. The firm has 270 employees and 99 investment professionals. King Street’s investment approach combines rigorous research, tactical trading, and flexible deployment to create differentiated and opportunistic investment solutions and outcomes.

The personnel of the King Street Sub-Adviser who will be primarily responsibility for the day-to-day management of the Trust’s portfolio will be Young Choi, Partner, Global Investment Committee member, Global Head of Trading and Portfolio Manager, and Terry Ing, Partner and Portfolio Manager.

There will not be any change to the current investment adviser to the Trust or the investment advisory fee payable by the Trust. XA Investments will continue to manage the Trust pursuant to the existing investment advisory agreement between the Trust and the Adviser. The Trust will continue to pay to XA Investments an investment advisory fee, payable monthly in arrears, in an annual amount equal to 1.70% of the Trust’s average daily Managed Assets. The Trust does not pay any form of incentive fees. XA Investments will pay a sub-advisory fee to the King Street Sub-Adviser.

No changes to the Trust’s investment objective and principal investment policies are expected. The Trust’s investment objective will remain focused on seeking attractive total return with an emphasis on income generation across multiple stages of the credit cycle. The Trust will continue to invest, under normal conditions, at least 80% of its Managed Assets in floating rate credit instruments and other structured credit investments. XA Investments expects that the King Street Sub-Adviser’s execution of the Trust’s strategy will be dynamic and opportunistic with respect to both asset allocation and security selection. The King Street Sub-Adviser’s execution of the Trust’s investment strategy will reflect King Street’s dynamic nature of investment approach in the CLO and loan market. The Trust will be actively managed and the asset mix is expected to change in response to changing market conditions. The King Street Sub-Adviser will allocate the Trust’s assets dynamically between U.S. CLOs and European CLOs, including both CLO debt and CLO equity. In addition, consistent with the Trust’s investmeent policies, the Trust may invest in additional income-focused investments, such as European bank loans and U.S. and European asset-backed securities.

Pursuant to the Investment Company Act of 1940, the King Street Sub-Advisory Agreement must be approved by shareholdes of the Trust. The Trust intends to call a special meeting of shareholders for the purpose of voting on the King Street Sub-Advisory Agreement on or about July 30, 2026.

Octagon Credit Investors, LLC, the Trust’s current investment sub-adviser, will resign as investment sub-adviser to the Trust, effective on or about July 30, 2026.

In connection with the foregoing, the Trust’s name will be changed from “XAI Octagon Floating Rate & Alternative Income Trust” to “XAI Floating Rate & Alternative Income Trust.”

Shareholders of record as of the record date for the special meeting are expected to receive a proxy statement, notice of special meeting of shareholders, and proxy card, containing detailed information regarding the King Street Sub-Adviser and the King Street Sub-Advisory Agreement. Trust Sareholders are encoraged to read the proxy statement and accompanying materials carefully when they receive them. When filed with the SEC, the proxy statement will be available free of charge at the SEC’s website, www.sec.gov. This report is not a solicitation of any proxy.

* * *

Investors should consider the investment objectives and policies, risk considerations, charges and expenses of the Trust carefully before investing. For more information on the Trust, please visit the Trust’s webpage at www.xainvestments.com.

The Trust, XA Investmetns and certain of their respective directors/trustees, officers and affiliates may be deemed under the rules of the SEC to be participants in the solicitation of proxies from shareholders in connection with the matter described above. Information about the trustees and officers of the Trust may be found in the Trust’s annual report to shareholders and annual proxy statement previously filed with the SEC. To the extent holdings of securities by potential participants has changed since the information refleted in the Trust’s annual report to shareholders and annual proxy statement previously filed with the SEC, such information has been or will be reflected on the Statements of Change in Ownership of the Trust on Forms 3 and 4 filed with the SEC. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders, including a description of their direct or indirect interests, by security holdings or otherwise, will be included in the proxy statement when it is filed with the SEC. Free copies of the proxy statement, when filed, may be obtained from the SEC’s website at https://www.sec.gov.

This report shall not constitute an offer to sell or a solicitation to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer or solicitation or sale would be unlawful prior to registration or qualification under the laws of such state or jurisdiction.

This report contains certain statements that may include “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms and the negatives of such terms. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Among the many factors that could materially affect the Trust’s actual results are the performance of the portfolio of securities held by the Trust, the conditions in the U.S. and international financial and other markets, the price at which the Trust’s shares trade in the public markets and other factors discussed in the Trust’s annual and semi-annual reports filed with the SEC. Although the Trust believes that the expectations expressed in such forward-looking statements are reasonable, actual results could differ materially from those expressed or implied in such forward-looking statements. The Trust’s future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties. You are cautioned not to place undue reliance on these forward-looking statements, which are made as of the date of this report. Except for the Trust’s ongoing obligations under the federal securities laws, the Trust does not intend, and the Trust undertakes no obligation, to update any forward-looking statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XAI OCTAGON FLOATING RATE & ALTERNATIVE INCOME TRUST

Date: May 19, 2026	By:	/s/ Benjamin D. McCulloch
	Name:	Benjamin D. McCulloch
	Title:	Secretary and Chief Legal Officer